UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): April 6, 2005
                                                         -------------

                               MIKROS SYSTEMS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

     Delaware                           2-67918                   14-1598200
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
           of Incorporation)                                 Identification No.)

 707 Alexander Road, Building 2, Suite 208, Princeton, NJ             08540
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          (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 987-1513
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

64:    On April 5, 2005, Mikros Systems Corporation announced its financial results for the fiscal year ended December 31, 2004. The full text of the April 5, 2005 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

  Exhibit No.       Description
  -----------       -----------

     99.1   Press Release of Mikros Systems Corporation dated April 5, 2005










                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MIKROS SYSTEMS CORPORATION



                                                By: /s/ Thomas J. Meaney
                                                   -----------------------------
                                                   Thomas J. Meaney
                                                   President, Chief Executive
                                                   Officer and Chief Financial
						      Officer


Dated:   April 6, 2005










                                  EXHIBIT INDEX


  Exhibit No.       Description
  -----------       -----------

99.1	Press Release of Mikros Systems Corporation dated
April 5, 2005







Contact:  Thomas J. Meaney
(609) 987-1513

MIKROS SYSTEMS CORPORATION

Mikros Systems Corporation (OTCBB: MKRS), Princeton, New Jersey, April 5, 2005 Mikros Systems Corporation is pleased to report the results for the year ended December 31, 2004. The Company's revenues were approximately $1,044,000 with net income of approximately $92,000 compared to $231,000 in revenues in 2003  with a net loss of approximately $114,000. The Company's
         current backlog is   approximately $2,000,000.

In June 2004, the Company was awarded a Small Business Innovation Research
(SBIR) Phase I contract from the Office of Naval Research. Valued at approximately $100,000, the contract is for researching and evaluating techniques to minimize interference between U.S. Navy radars and commercial wireless communication systems. A final report and proposal for a Phase II program was submitted in January 2005. The Company is anticipating a Navy invitation for a Phase II proposal.

In September 2004, the Company was awarded an SBIR Phase III contract from the Naval Weapons Center Dahlgren Division, Dahlgren, VA, valued at approximately $2,400,000. The contract is to complete the development and to begin initial production of an intelligent test tool for naval radars.
The Multi-Function Distributed Analysis Tool (MFDAT) has been designed by the Company under a $1,000,000 SBIR Phase II contract, which began in August 2003. This Phase II contract will be complete in 2005 with all of the follow-on Development and production being contained on the Phase III contract. Under the SBIR regulations, Mikros will retain exclusive intellectual property rights to the new design for five years after the completion of the Phase III contract.

We believe this product has wide applications to other Naval and Department of Defense radars as well as commercial radars (FAA) and other complex electronic equipment such as radio and TV stations, cell phone stations,  and airline maintenance equipment.

Under this MFDAT Phase III program, the Company has subcontracted the manufacturing to DRS Laurel Technologies in Johnstown, PA. A contract for $876,000 has been awarded by Mikros to DRS Laurel Technologies. This new equipment is to be marketed under the ADEPTTM (Adaptive Diagnostic Electronic Portable Testset) product name, and is planned for installation in the US Navy's Aegis Cruisers.

Mikros has also teamed with In-Phase Technologies, Inc. in Clarksburg, NJ, for software support under the program.

Mikros signed a lease for 4,000 sq. ft. of R&D Research Center in Conshohocken, PA. The Company's technical team currently consists of four engineers. The Company intends to increase technical staffing over the next several months in order to execute the new backlog.

The Company is currently in the process of improving its website
        (www.Mikros.us) in order to provide more timely information for shareholders, as well as customers and potential investors.

Mikros Systems Corporation is a high technology company focused upon the development and application of new technologies in the defense industry and commercial markets.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements include,  without limitation, statements regarding technology under development, strategies and  objectives.  The forward-looking statements include risks and uncertainties, including, but not limited to, the anticipated size of and growth in the markets for the Company's products, the trends favoring the use of the Company's proposed commercial products, the anticipated demand for the Company's new  products, the timing of development and  implementation of the Company's
210:    new product offerings, the utilization of such products by the
       Company's clients and trends in future operating performance, and other factors not within the Company's control. The factors discussed herein and expressed from time to time in the
         Company's filings with the Securities and Exchange Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.